                         Supplement dated March 29, 2005
                   to the Statement of Additional Information
                     of Pearl Mutual Funds dated May 1, 2004

On March 11, 2005, the Board of Trustees of Pearl Mutual Funds (the "Trust") appointed Peggy Sue Armstrong-Gustafson, as an additional independent Trustee. As a result, the following information is added to the table entitled "Trustees who are not 'Interested Persons' of the Funds" located on page 25 of the Statement of Additional Information:

                    Positions
                      Held       Date First
                    with the     Elected or
  Name and Age        Trust     Appointed to           Principal Occupations              Other
at April 1, 2004    and Funds      Office               during Past 5 Years           Directorships
----------------   ----------   ------------   ------------------------------------   -------------
    Peggy Sue        Trustee     March 2005    Consultant, TMG Properties (property       None.
   Armstrong-                                  management)
 Gustafson, 47

Ms. Armstrong-Gustafson's address is: 4010 University Ave., Des Moines, IA 50311. The Board also appointed Ms. Armstrong-Gustafson as a member of the Nominating and Governance Committee.

The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by Ms.
Armstrong-Gustafson of Pearl Total Return Fund and Pearl Aggressive Growth Fund. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Fund as of the close of business on March 18, 2005.

                                                                             Aggregate Dollar Range
                                                                          of Equity Securities in All
                                                                             Registered Investment
                                                                             Companies Overseen by
                                                Dollar Range of Equity        Trustee in Family of
   Name of Trustee          Name of Fund        Securities in each Fund       Investment Companies
--------------------   ----------------------   -----------------------   ---------------------------
Trustee who is not an interested person of the Funds:
Peggy Sue Armstrong-   Total Return Fund              $1 - $10,000
Gustafson              Aggressive Growth Fund         $1 - $10,000                $1 - $10,000

Ms. Armstrong-Gustafson does not own beneficially or of record, any security of Pearl Management Company or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Pearl Management Company.